UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

CEREVEL THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39311	85-3911080
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Jacobs Street
Suite 200
Cambridge, Massachusetts	02141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 304-2048

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CERE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 7, 2023, Cerevel Therapeutics Holdings, Inc. (“the Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual-only format via live webcast. Proxies were solicited pursuant to the Company’s definitive proxy statement (the “Proxy Statement”) filed on April 28, 2023 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. As of April 10, 2023, the record date for the Annual Meeting, the number of shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting was 156,768,992. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 150,624,043, representing 96.1% of the total number of shares outstanding as of the record date, thus establishing a quorum for the Annual Meeting. Shares present virtually during the Annual Meeting were considered shares of Common Stock represented in person at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked to vote on the following matters, which are described in detail in the Proxy Statement: (i) to elect four Class III director nominees to the Board, each to hold office until the Company’s 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal (“Proposal 1”); (ii) to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement (“Proposal 2”); and (iii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Proposal 3”).

The voting results reported below are final.

Proposal 1 – Election of Four Class III Directors

The stockholders of the Company elected Marijn Dekkers, Ph.D., Deval Patrick, J.D., Norbert Riedel, Ph.D. and Gabrielle Sulzberger, J.D., M.B.A. as Class III directors of the Company, each for a three-year term ending at the annual meeting of stockholders to be held in 2026 and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. The results of the stockholders’ vote with respect to the election of the Class III directors were as follows:

CLASS III DIRECTOR NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Marijn Dekkers, Ph.D.	144,672,610	4,708,274	2,741	1,240,418
Deval Patrick, J.D.	148,813,482	567,733	2,410	1,240,418
Norbert Riedel, Ph.D.	148,667,378	713,441	2,806	1,240,418
Gabrielle Sulzberger, J.D., M.B.A.	144,757,610	4,623,113	2,902	1,240,418

Proposal 2 – Non-binding Advisory Vote on the Compensation of Named Executive Officers

The stockholders of the Company approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The results of the stockholders’ vote with respect to the compensation of the named executive officers were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
148,773,111	606,133	4,381	1,240,418

Proposal 3 – Ratify the Appointment of Independent Registered Public Accounting Firm

The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the stockholders’ vote with respect to such ratification were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
150,615,988	6,698	1,357	N/A

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEREVEL THERAPEUTICS HOLDINGS, INC.

Date: June 8, 2023	By:	/s/ Scott Akamine
Scott Akamine Chief Legal Officer and Corporate Secretary